  As filed with the Securities and Exchange Commission on January 5, 1998

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                Merrill Lynch Retirement Reserves Money Fund of
                     Merrill Lynch Retirement Series Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 Same as above
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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


                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     MERRILL LYNCH RETIREMENT SERIES TRUST
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ---------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               ---------------

                               JANUARY 28, 1998

To The Shareholders of Merrill Lynch Retirement Series Trust holding shares of Merrill Lynch Retirement Reserves Money Fund:

  Notice is hereby given that a special meeting of shareholders (the "Meeting") of Merrill Lynch Retirement Reserves Money Fund (the "Fund"), a series of Merrill Lynch Retirement Series Trust (the "Trust"), will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, January 28, 1998 at 9:00 A.M. for the following purposes:

    (1) To elect members of the Board of Trustees to serve for an indefinite term until their successors are duly elected and qualified;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche llp to serve as independent auditors of the Trust for its current fiscal year;

    (3) To consider and act upon a proposal to amend the Declaration of Trust of the Trust to permit the issuance of multiple classes of shares of the Fund, as well as any other series of the Trust created in the future;

    (4) To consider and act upon proposals to amend certain of the Fund's fundamental investment restrictions with respect to (i) investment in other investment companies, (ii) short sales of securities, (iii) purchase of restricted securities, (iv) investment in real estate and in commodities, and (v) investment in issuers with an operating history of less than three years. (EACH RESTRICTION WILL BE VOTED ON SEPARATELY); and

    (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on December 30, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose germane to the Meeting during ordinary business hours from and after January 14, 1998 at the office of the Trust, 800 Scudders Mill Road, Plainsboro, New Jersey. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

  You are cordially invited to attend the Meeting. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                         By Order of the Board of Trustees
                                         Barbara G. Fraser
                                         Secretary
Plainsboro, New Jersey

Dated: January 6, 1998

                                PROXY STATEMENT

                               ----------------

                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     MERRILL LYNCH RETIREMENT SERIES TRUST
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

                               JANUARY 28, 1998

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Merrill Lynch Retirement Series Trust, a Massachusetts business trust (the "Trust"), to be voted at the special meeting of shareholders of the Trust (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on January 28, 1998 at 9:00 a.m. The approximate mailing date of this Proxy Statement is January 8, 1998.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of the Trustees to serve for an indefinite term; "FOR" the ratification of the selection of independent auditors to serve for the Trust's current fiscal year; "FOR" the proposal to amend the Declaration of Trust to permit the issuance of multiple classes of shares of Merrill Lynch Retirement Reserves Money Fund, a series of the Trust (the "Fund") as well as any other series of the Trust created in the future; and "FOR" each of the proposals to amend certain of the Fund's fundamental investment restrictions. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Trust at the Trust's address indicated above or by voting in person at the Meeting.

  The Board of Trustees has fixed the close of business on December 30, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 10,987,818,618 shares of beneficial interest, par value $.10 per share (the "Shares"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares. As of the date hereof and as of the Record Date, the Fund is the only series of the Trust and the Shares constitute all of the Trust's issued and outstanding shares of beneficial interest.

  The Board of Trustees of the Trust knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF TRUSTEES

  At the Meeting, each Board member will be elected to serve for an indefinite term until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the Declaration of Trust or until December 31 of the year in which he reaches age 72.

  It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons named below. The Board knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Trustees may recommend.

  Certain information concerning the nominees is set forth below:

                                     PRINCIPAL OCCUPATION                SHARES
                                    DURING PAST FIVE YEARS            BENEFICIALLY
                                          AND PUBLIC         TRUSTEE    OWNED ON
       NAME AND ADDRESS        AGE    DIRECTORSHIPS(/1/)      SINCE  THE RECORD DATE
       ----------------        ---  ----------------------   ------- ---------------
 Joe Grills(/1/)(/2/)........   62 Member of the Committee    1994         1,359(/4/)
  P.O. Box 98                       of Investment of
  Rapidan, Virginia 22733           Employee Benefit
                                    Assets of the
                                    Financial Executives
                                    Institute ("CIEBA")
                                    since 1986; member of
                                    CIEBA's Executive
                                    Committee since 1988
                                    and its Chairman from
                                    1991 to 1992;
                                    Assistant Treasurer of
                                    International Business
                                    Machines Incorporated
                                    ("IBM") and Chief
                                    Investment Officer of
                                    IBM Retirement Funds
                                    from 1986 until 1993;
                                    Member of the
                                    Investment Advisory
                                    Committee of the State
                                    of New York Common
                                    Retirement Fund;
                                    Member of the
                                    Investment Advisory
                                    Committee of the
                                    Howard Hughes Medical
                                    Institute; Director,
                                    Duke Management
                                    Company and LaSalle
                                    Street Fund since
                                    1995; Director, Kimco
                                    Realty Corporation
                                    since January 1997.
 Walter Mintz(/1/)(/2/)......   68 Special Limited Partner    1982       837,924(/4/)
  1114 Avenue of the Americas       of Cumberland
  New York, New York 10036          Associates (investment
                                    partnership) since
                                    1982.
 Robert S. Salomon,             61 Principal of STI           1996           -0-
  Jr.(/1/)(/2/)..............       Management (investment
  106 Dolphin Cove Quay             adviser); Chairman and
  Stamford, Connecticut 06902       CEO of Salomon
                                    Brothers Asset
                                    Management from 1992
                                    to 1995; Chairman of
                                    Salomon Brothers
                                    equity mutual funds
                                    from 1992 to 1995;
                                    Director of Stock
                                    Research and U.S.
                                    Equity Strategist at
                                    Salomon Brothers from
                                    1975 to 1991;
                                    Director, The Common
                                    Fund.

                                     PRINCIPAL OCCUPATION                SHARES
                                    DURING PAST FIVE YEARS            BENEFICIALLY
                                          AND PUBLIC         TRUSTEE    OWNED ON
       NAME AND ADDRESS        AGE    DIRECTORSHIPS(/1/)      SINCE  THE RECORD DATE
       ----------------        ---  ----------------------   ------- ---------------
 Melvin R. Seiden(/1/)(/2/)..   67 Director of Silbanc        1982        3,536(/4/)
  780 Third Avenue                  Properties, Ltd. (real
  Suite 2502                        estate, investments
  New York, New York 10017          and consulting) since
                                    1987; Chairman and
                                    President of Seiden &
                                    de Cuevas, Inc.
                                    (private investment
                                    firm) from 1964 to
                                    1987.
 Stephen B.                     64 Chairman of Fernwood       1984          -0-
  Swensrud(/1/)(/2/).........       Advisors (investment
  24 Federal Street                 adviser) since 1996;
  Suite 400                         Principal of Fernwood
  Boston, Massachusetts 02110       Associates (financial
                                    consultant) since
                                    1975.
 Arthur Zeikel(/1/)(/3/).....   65 Chairman of MLAM (which    1982        4,642(/4/)
  P.O. Box 9011                     term as used herein
  Princeton, New Jersey             includes its corporate
  08543-9011                        predecessors) since
                                    1997; Chairman of Fund
                                    Asset Management, L.P.
                                    ("FAM," which term as
                                    used herein includes
                                    its corporate
                                    predecessors) since
                                    1997; President of
                                    MLAM and FAM from 1977
                                    to 1997; President and
                                    Director of Princeton
                                    Services, Inc.
                                    ("Princeton Services")
                                    from 1993 to 1997;
                                    Executive Vice
                                    President of Merrill
                                    Lynch & Co., Inc.
                                    ("ML&Co.") since 1990.

--------
/1/Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLAM or FAM acts as investment adviser.
/2/Member of Audit and Nominating Committee of the Board of Trustees. /3/Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Trust.

/4/Represents less than 0.1% of the Shares outstanding on the Record Date.

  Committees and Board of Trustees' Meetings. The Board of Trustees has a standing Audit and Nominating Committee (the "Committee"), which consists of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Trust's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Trust. The Committee will also select and nominate the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act. The Committee generally will not consider nominees recommended by shareholders of the Fund. In addition, the Committee reviews independently the advisory and distribution arrangements of the Trust. The non-interested Trustees have retained their own legal counsel to assist them in connection with these duties.

  During the fiscal year ended October 31, 1997, the Board of Trustees held four meetings and the Committee held four meetings. Each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees held during the last fiscal year and the total number of meetings of the Committee held during such period.

  Interested Persons. The Trust considers Mr. Zeikel to be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with MLAM and its affiliates. Mr. Zeikel is the President of the Trust and the Chairman of MLAM and FAM.

  Compensation of Trustees and Officers. MLAM, the Trust's investment adviser, pays all compensation of all officers of the Trust and all Trustees of the Trust who are affiliated with ML&Co. or its subsidiaries. The

Trust pays each Trustee not affiliated with the investment adviser (each a "non-affiliated Trustee") a fee of $4,000 per year plus $1,000 per regular meeting attended, together with such Trustee's actual out-of-pocket expenses related to attendance at those meetings. The Trust also pays each member of the Committee, which consists of all of the non-affiliated Trustees, a fee of $4,000 per year plus $750 for each meeting of the Committee attended when the Committee meeting is held on a day on which the Board of Trustees does not meet, together with such Trustee's out-of-pocket expenses related to attendance at such meetings. These fees and expenses aggregated $75,354 for the fiscal year ended October 31, 1997.

  The following table sets forth for the fiscal year ended October 31, 1997, compensation paid by the Trust to the non-affiliated Trustees and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies (including the Trust) advised by MLAM and its affiliate, FAM ("FAM/MLAM Advised Funds"), to the non-affiliated Trustees.

                                                                      AGGREGATE COMPENSATION
                                                                               FROM
                                            PENSION OR RETIREMENT   TRUST AND FAM/MLAM ADVISED
                             COMPENSATION  BENEFITS ACCRUED AS PART       FUNDS PAID TO
       NAME OF TRUSTEE      FROM THE TRUST    OF TRUST EXPENSES           TRUSTEES(/1/)
       ---------------      -------------- ------------------------ --------------------------
   Joe Grills(/1/).........    $15,000               None                    $164,000
   Walter Mintz(/1/).......    $15,000               None                    $164,000
   Robert S. Salomon,
    Jr.(/1/)...............    $15,000               None                    $187,167
   Melvin R. Seiden(/1/)...    $15,000               None                    $164,000
   Stephen B.
    Swensrud(/1/)..........    $15,000               None                    $154,250

--------
(/1/) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr.
      Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

  Officers of the Trust. The Board of Trustees has elected seven officers of the Trust. The following sets forth information concerning each of these officers:

                                                                  OFFICER
     NAME AND PRINCIPAL OCCUPATION             OFFICE         AGE  SINCE
     -----------------------------             ------         --- -------
Arthur Zeikel.......................... President              65  1982
 Chairman of MLAM and FAM since 1997;
 President of MLAM and FAM from 1977 to
 1997; President and Director of
 Princeton Services from 1993 to 1997;
 Executive Vice President of ML&Co.
 since 1990.
Terry K. Glenn......................... Executive Vice         57  1986
 Executive Vice President of MLAM and   President
 FAM since 1983; Executive Vice
 President and Director of Princeton
 Services since 1993; President of
 Merrill Lynch Funds Distributor, Inc.
 ("MLFD") since 1986 and Director
 thereof since 1991; President of
 Princeton Administrators, L.P. since
 1988.
Joseph T. Monagle, Jr. ................ Senior Vice President  49  1982
 Senior Vice President and Department
 Head of the Global Fixed Income
 Division of MLAM and FAM since 1990;
 Vice President of MLAM from 1978 to
 1990; Senior Vice President of
 Princeton Services since 1993.

                                                                   OFFICER
     NAME AND PRINCIPAL OCCUPATION              OFFICE         AGE  SINCE
     -----------------------------              ------         --- -------
Kevin J. McKenna.......................  Senior Vice President  40  1997
 First Vice President of MLAM since
 1997;
 Vice President of MLAM from 1985 to
 1997.
Christopher G. Ayoub...................  Vice President         42  1986
 Director (Fixed Income Fund
 Management) of MLAM since 1997; Vice
 President of MLAM from 1985 to 1997.
Donald C. Burke........................  Vice President         37  1993
 First Vice President of MLAM since
 1997; Vice President of MLAM from 1990
 to 1997; Director of Taxation of MLAM
 since 1990.
Gerald M. Richard......................  Treasurer              48  1984
 Senior Vice President and Treasurer of
 MLAM and FAM since 1984; Senior Vice
 President and Treasurer of Princeton
 Services since 1993; Vice President of
 MLFD since 1981 and Treasurer thereof
 since 1984.
Barbara G. Fraser......................  Secretary              53  1997
 First Vice President of MLAM since
 1996; Vice President of MLAM from 1994
 to 1996; self-employed attorney from
 1991 to 1994.

  Stock Ownership. At the Record Date, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the shares of beneficial interest of the Trust outstanding at such date. At such date, Mr. Zeikel, an officer and a Trustee of the Trust, and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Trust for the current fiscal year. The Trust knows of no direct or indirect financial interest of such firm in the Trust. Such appointment is subject to ratification or rejection by the shareholders of the Trust. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Trust. The Board of Trustees of the Trust considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Trust.

  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                              ITEM 3. APPROVAL OF

                AMENDMENTS TO THE DECLARATION OF TRUST TO
           PERMIT THE FUND AS WELL AS ANY OTHER SERIES OF THE TRUST
                      TO ISSUE MULTIPLE CLASSES OF SHARES

  The Trust is proposing amending its Declaration of Trust to enable the Fund, as well as any other series of the Trust created in the future, to offer multiple classes of shares with differing fee arrangements tailored to different types of investors.

  The issuance of additional classes will not alter the rights and privileges of the current shareholders of the Fund, nor will it affect the net asset value of a current shareholder's investment in the Fund. The currently issued and outstanding shares of beneficial interest will not be subject to any charge as a result of the creation of an additional class of shares. The creation of additional classes of shares will in no way affect the terms and conditions under which the existing class is sold; the existing shares will continue to be sold without a front-end or deferred sales load and without ongoing distribution fees.

  Each share of each class will represent an identical interest in an investment portfolio of the Trust and have the same rights, except that each class would have exclusive voting rights with respect to the expenses attributable to that class.

  On December 22, 1997, the Trustees of the Trust approved amendments to the Declaration of Trust of the Trust to enable the Fund to issue different classes of shares. A copy of the proposed amendments to the Declaration of Trust is attached hereto as Exhibit A. The Trustees of the Trust recommend that the shareholders approve the proposed amendments to the Declaration of Trust.

  At the December 22, 1997 meeting, the Trustees also approved, subject to shareholder approval of the amendments to the Declaration of Trust of the Trust, the creation of a second class of shares of the Fund to be offered to certain new retirement plan accountholders. The new class of shares will be subject to the same fee arrangements as the current outstanding shares except that such shares will be subject to ongoing Rule 12b-1 fees.

  If the Declaration of Trust is amended as proposed, the Board of Trustees of the Trust may in the future add additional classes to the Fund or to any other series of the Trust existing at the time without seeking shareholder approval.

                   ITEM 4. APPROVAL OF AMENDMENTS TO CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The Fund has adopted fundamental investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund. The Fund's current investment restrictions are set forth in Exhibit B to this Proxy Statement.

  At a meeting held on December 22, 1997, the Board of Trustees approved the amendment of certain of the Fund's fundamental investment restrictions, as described below. The proposed revisions to the Fund's investment restrictions are not expected to affect materially the current operations of the Fund. In this regard, the Board of Trustees approved revisions or deletions of certain restrictions and the recategorization of certain fundamental investment restrictions as non-fundamental restrictions. Non-fundamental investment restrictions may be changed by the Board of Trustees without a shareholder vote if the Board deems it in the best interest of the Fund and its shareholders to do so.

  A number of the Fund's current fundamental investment restrictions were adopted by the Fund when it commenced operations more than ten years ago to comply with various state blue sky regulations. Recent federal legislation has substantially eliminated the states' authority to regulate investment companies and as a result certain restrictions are no longer required. In addition, since the Fund's inception, the variety of money market instruments which, except for certain existing investment restrictions, would be appropriate investments for the Fund has increased dramatically. Management of the Fund believes that the existing investment restrictions that are proposed to be amended or deleted may inhibit effective portfolio management without any concomitant benefit to the Fund and its shareholders. Moreover, management believes that the changes proposed will modernize the restrictions with which the Fund complies and make them more consistent with more recently organized money market funds. If adopted, these proposals will conform the affected investment restrictions of the Fund to those adopted by the over 50 investment companies managed by MLAM and its affiliate, FAM, which utilize the Merrill Lynch Select Pricing SM System, a multi-class distribution system.

  You should note that certain of the proposed investment restrictions are stated in terms of "to the extent permitted by applicable law." Applicable law may change over time and may become more or less restrictive as a result. The text of each fundamental investment restriction has been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the restriction to conform to applicable law as revised.

  Approval of each of the proposed investment restrictions will require a separate vote of shareholders, and it is therefore possible that one or more of the proposed amendments but not all will be approved. See "Additional Information" for the vote required for approval. The text of each investment restriction as it is proposed to be adopted is set forth below and is shown underlined. Each restriction is followed by a brief commentary. The text of the Fund's existing investment restrictions is set forth in Exhibit B to this Proxy Statement.

A.INVESTMENT IN OTHER INVESTMENT COMPANIES

  The Fund is proposing deletion of current fundamental investment restriction 3 in the Fund's Statement of Additional Information (see Exhibit B to this Proxy Statement) and substituting the following non-fundamental investment restriction:

  The Fund may not:

  Purchase securities of other investment companies, except to the extent such
  ----------------------------------------------------------------------------
purchases are permitted by applicable law. As a matter of policy, however, the
------------------------------------------------------------------------------
Fund will not purchase shares of any registered open-end investment company or
------------------------------------------------------------------------------
registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G)
---------------------------------------------------------------------------
(the "fund of funds" provisions) of the Investment Company Act, at any time
---------------------------------------------------------------------------
the Fund's shares are owned by another investment company that is part of the
-----------------------------------------------------------------------------
same group of investment companies as the Fund.
----------------------------------------------

  Commentary: As provided in fundamental investment restriction 3 in the Fund's Statement of Additional Information, the Fund currently is prohibited from investing in other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. The current restriction was required by state blue sky statutes at the Fund's inception but is no longer required.

  The proposed restriction would be non-fundamental and prohibits investment in other investment companies except as permitted by applicable law. Applicable law currently allows the Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in securities of other investment companies, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. The purchase of securities of other investment companies would subject the Fund to the various fees and expenses of those investment companies.

B.INVESTMENT IN REAL ESTATE AND IN COMMODITIES

  The Fund is proposing deletion of current fundamental investment restriction 4 in the Fund's Statement of Additional Information (see Exhibit B to this Proxy Statement) and substituting the following two fundamental investment restrictions:

  The Fund may not:

  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Commentary: The Fund's current fundamental investment restriction 4 in the Fund's Statement of Additional Information includes a prohibition against investing in interests in oil, gas or other mineral exploration or development programs. This prohibition was required by certain state blue sky statutes in effect at the Fund's inception but is no longer required to be as broad. The Fund has no current intention to invest in interests in oil, gas or other mineral exploration or development programs. The proposed investment restriction concerning real estate is also fundamental and restates the restriction as it deals with real estate related investments and permits the holding of real estate under certain circumstances. The prohibition against investing in commodities or commodity contracts is now included as a separate fundamental investment restriction.

C.SHORT SALES

  The Fund is proposing deletion of current fundamental investment restriction 6 in the Fund's Statement of Additional Information (see Exhibit B to this Proxy Statement) and substituting the following non-fundamental investment restriction:

  The Fund may not:

  Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales.

  Commentary: The Fund's current restriction 6 in the Fund's Statement of Additional Information is fundamental and prohibits short sales or maintaining a short position or writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof. The proposed restriction is non-fundamental and prohibits short sales or maintaining a short position except pursuant to applicable law.

  The current restriction on writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof was required by certain state blue sky statutes at the Fund's inception but is no longer required.

  As a matter of operating policy, the Fund currently does not intend to engage in short sales or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

D.INVESTMENT IN RESTRICTED SECURITIES AND IN "UNSEASONED" ISSUERS.

  The Fund is proposing deletion of current fundamental investment restrictions 11 and 12 in the Fund's Statement of Additional Information (see Exhibit B to this Proxy Statement) and substituting the following non-fundamental investment restriction:

  The Fund may not:

  Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, if, at the time of acquisition, more than 10% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act of 1933, as amended, and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

  Commentary: The proposed restriction replaces current restrictions 11 and 12 in the Fund's Statement of Additional Information which are fundamental. Restriction 11 limits investment in securities for which no readily available market exists to 10% of total assets. Restriction 12 limits investment in securities with legal or contractual restrictions on resale (except for repurchase agreements or purchase and sale contracts) and investment in "unseasoned" issuers to 5% of the Fund's total assets. The limitation regarding unseasoned issuers was required by certain state blue sky statutes at the Fund's inception but is no longer required.

  The proposed investment restriction is non-fundamental and eliminates any restriction on investing in unseasoned issuers while continuing to restrict the Fund's investment in securities deemed illiquid including securities with a legal or contractual restriction on resale to an aggregate of 10% of Fund assets.


  Since unseasoned issuers do not have as long an operating history as more mature issuers, they may present a greater risk of investment than more mature issuers. Although the proposed investment restriction eliminates any restriction on investing in unseasoned issuers, as a money market fund, the Fund is subject to substantial Securities and Exchange Commission regulation on the types of securities in which the Fund can invest, including the requirement that such securities generally must have a rating in one of the two highest short-term rating categories from nationally recognized statistical ratings organizations.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Trust entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The Fund has retained Tritech Services, an affiliate of ML & Co., with offices at 4 Corporate Place, Piscataway, New Jersey, to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost to be borne by the Fund of approximately $5,000, plus out-of-pocket expenses.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares will be voted "FOR" the Trustee nominees, "FOR" the ratification of D&T as independent auditors, "FOR" the proposal to amend the Declaration of Trust of the Trust and "FOR" each of the proposals to amend certain of the Fund's fundamental investment restrictions.

  Approval of Item 1 (Election of Trustees) will require the affirmative vote of a plurality of the votes cast by the Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted. Approval of
Item 2 (Selection of Independent Auditors) will require the affirmative vote, in person or by proxy, of a majority of the Fund's Shares represented at a meeting at which a quorum is duly constituted. Approval of Item 3 (Amendment to the Declaration of Trust) will require the affirmative vote, in person or by proxy, of shareholders representing a majority of the Shares outstanding, at a meeting at which a quorum is duly constituted. Approval of each of the parts of Item 4 (Amendment of Certain of the Fund's Fundamental Investment Restrictions) will require the affirmative vote of the lesser of (i) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1), ratification of the selection of independent auditors (Item 2) and approval of the amendment of the Declaration of Trust (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to any of the proposals to amend certain of the Fund's fundamental investment restrictions (Item 4). The Trust will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned to the Trust but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum.

Merrill Lynch has advised the Trust that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received on Items 1, 2 and 3 (but not on any of the parts of Item 4) in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 but will have the same effect as a vote against Items 2, 3 and 4.

  The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Retirement Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property or the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.

ADDRESS OF INVESTMENT ADVISER

  The principal office of MLAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  The Trust will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1997, to any shareholder upon request. Such requests should be directed to Merrill Lynch Retirement Series Trust, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Barbara G. Fraser, Secretary, or to 1-800-456-4587 ext. 123.

SHAREHOLDER PROPOSALS

  If a shareholder intends to present a proposal at any subsequent meeting of shareholders of the Trust and desires to have the proposal included in the Trust's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Trust by a reasonable time before the Board of Trustees solicitation relating to such meeting is to be made.

                                          By Order of the Board of Trustees
                                          Barbara G. Fraser
                                          Secretary

Dated: January 6, 1998

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                      EXHIBIT A

                    AMENDMENTS TO THE DECLARATION OF TRUST

  Set forth herein is the text of Article I, Section 1.2, Article VI, Sections
6.2 and 6.3, Article IX, Sections 9.1, 9.2 and 9.4, Article X, Sections 10.1 and 10.2 and Article XI, Section 11.2 as proposed to be amended (additions are underlined; deleted language is bracketed).

  Section 1.2 of Article I of the Declaration is proposed to be amended in its entirety to read as follows:

  1.2 Definitions. As used in this Declaration, the following terms shall have the following meanings:

    The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Majority Shareholder Vote" (the 67% or more than 50% requirement
                                                   ---------
  of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act.

    "Declaration" shall mean this Declaration [of Trust] as amended from time to time. References in this Declaration to "Declaration", "hereof", "herein" and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear.

    "Fundamental Policies" shall mean the investment restrictions set forth in the Prospectus of any Series and designated as fundamental policies therein.

    "Person" shall mean and include individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

    "Prospectus" shall mean the currently effective Prospectus of any Series of the Trust under the Securities Act of 1933, as amended, including the Statement of Additional Information incorporated by reference therein.

    "Series" shall mean the separate series that may be established and designated pursuant to Section 6.2.

    "Shareholders" shall mean as of any particular time all holders of record of outstanding Shares at such time.

    "Shares" shall mean the equal proportionate transferable units of interest into which the beneficial interest in any Series of the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. As provided in Article VI hereof, a Series of the Trust
                   -------------------------------------------------------
  may issue separate classes of Shares; all references to Shares shall be
  ------------------------------------
  deemed to be Shares of any or all Series or a single class of a Series or
                                           --------------------------------
  all classes of a Series as the context may require.
  -----------------------

    "Trustees" shall mean the signatories to this Declaration [of Trust], so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office, are herein referred to as the "Trustees", and reference in this Declaration to a Trustee or Trustees shall refer to such person or persons in their capacity as Trustees hereunder.

    "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust, any Series thereof or the Trustees.

    The "1940 Act" refers to the Investment Company Act of 1940, as amended
                                                                 ----------
  from time to time, and shall include the rules and regulations and any
  -----------------      ---------------------------             -------
  relevant order of exemption promulgated thereunder[, as amended from time
  ---------------------------
  to time] by the Securities and Exchange Commission.
           -----------------------------------------

  Section 6.2 of Article VI of the Declaration of Trust is proposed to be amended in its entirety to read as follows:

  6.2. Series Designation. The Trustees, in their discretion from time to time, may authorize the division of Shares into two or more Series, each Series relating to a separate portfolio of investments. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined, by the Trustees; provided that all Shares shall be identical except that there may be variations between different Series as to purchase price, determination of net asset value, the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be shares of any or all Series as the context may require.

  The Trustees, in their discretion from time to time without a vote of the
  -------------------------------------------------------------------------
Shareholders, may divide the shares of beneficial interest of any Series into
-----------------------------------------------------------------------------
classes. In such event, each class of a Series shall represent interests in
---------------------------------------------------------------------------
the Trust Property of a Series and have identical voting, dividend,
------------------------------------------------------------------
liquidation and other rights and the same terms and conditions except that
--------------------------------------------------------------------------
expenses related directly or indirectly to the distribution of the Shares of a
------------------------------------------------------------------------------
class of a Series may be borne solely by such class (as shall be determined by
------------------------------------------------------------------------------
the Trustees) and, as provided in Section 10.1, a class of a Series may have
----------------------------------------------------------------------------
exclusive voting rights with respect to matters relating to the expenses being
------------------------------------------------------------------------------
borne solely by such class. The bearing of such expenses solely by a class of
-----------------------------------------------------------------------------
Shares of a Series shall be appropriately reflected (in the manner determined
-----------------------------------------------------------------------------
by the Trustees) in the net asset value, dividend and liquidation rights of
---------------------------------------------------------------------------
the Shares of such class of a Series. The division of the Shares of a Series
----------------------------------------------------------------------------
into classes and the terms and conditions pursuant to which the Shares of the
-----------------------------------------------------------------------------
classes of a Series will be issued must be made in compliance with the 1940
---------------------------------------------------------------------------
Act. No division of Shares of a Series into classes shall result in the
-----------------------------------------------------------------------
creation of a class of Shares having a preference as to dividends or
--------------------------------------------------------------------
distributions or a preference in the event of any liquidation, termination or
-----------------------------------------------------------------------------
winding up of the Trust. The Trustees may provide that Shares of a class will
-----------------------------------------------------------------------------
be exchanged for Shares of another class without any act or deed on the part
----------------------------------------------------------------------------
of the holder of Shares of the class being exchanged, whether or not Shares of
------------------------------------------------------------------------------
such class are issued and outstanding, all on terms and conditions as the
-------------------------------------------------------------------------
Trustees may specify. The Trustees may redesignate a class or Series of Shares
------------------------------------------------------------------------------
of beneficial interest or a portion of a class or Series of Shares of
---------------------------------------------------------------------
beneficial interest whether or not shares of such class or Series are issued
----------------------------------------------------------------------------
and outstanding, provided that such redesignation does not substantially
------------------------------------------------------------------------
adversely affect the preference, conversion or other rights, voting powers,
--------------------------------------------------------------------------
restrictions, limitations as to dividends, qualifications or terms or
---------------------------------------------------------------------
conditions of redemption of such issued and outstanding Shares of beneficial
----------------------------------------------------------------------------
interest.
--------

  If the Trustees shall divide the Shares into two or more Series, the following provisions shall be applicable:



    (a) The number of Shares of each Series and of each class of a Series
                                            -----------------------------
  that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time.

  The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

    (b) The power of the Trustees to invest and reinvest the Trust Property of each Series that may be established shall be governed by Section 3.2 of this Declaration.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

    (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series only and all expenses, costs, charges and reserves attributable to that Series and shall
                                                                    ---------
  not be charged with the liabilities, expenses, costs, charges and reserves
  --------------------------------------------------------------------------
  attributable to other Series, and any general liabilities, expenses, costs,
  ----------------------------
  charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

    (e) The power of the Trustees to pay dividends and make distributions with respect to any one or more Series shall be governed by Section 9.2 of this [Trust] Declaration. Dividends and distributions on Shares of a
               -----------
  particular Series may be paid with such frequency as the Trustees may determine, [which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine,] to the holders of Shares of that Series, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such
                                                      ----------------
  dividends and distributions shall appropriately reflect expenses related
  ------------------------------------------------------------------------
  directly or indirectly to the distribution of Shares of a class of such
  -----------------------------------------------------------------------
  Series.
  ------

  The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth the establishment and designation of such Series. Such instrument shall also set forth any rights and preferences of such Series which are in addition to the rights and preferences of Shares set forth in this Declaration. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

  Section 6.3 of Article VI of the Declaration of Trust is proposed to be amended in its entirety to read as follows:

  6.3. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares with respect to a particular Series, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified
                                              ------------------------------
by the Trustees in connection with the division of shares into classes or the
-----------------------------------------------------------------------------
redesignation of classes or portions of classes in accordance with Section
--------------------------------------------------------------------------
6.2).
----

  Sections 9.1, 9.2 and 9.4 of Article IX of the Declaration of Trust are proposed to be amended in their entirety to read as follows:

  9.1. Net Asset Value. The net asset value of each outstanding Share of each Series of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act, with respect to each Series. The method of determination of net asset value of Shares of each
                                                               --------------
class of a Series shall be determined by the Trustees and shall be as set
-----------------
forth in the Prospectus with respect to the applicable Series with any
                                                              --------
expenses being borne solely by a class of Shares being reflected in the net
---------------------------------------------------------------------------
asset value of such Shares. The power and duty to make the daily calculations
--------------------------
for any Series may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other person as the Trustees may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

  9.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of any Series such proportion of the net profits, surplus (including paid-in-surplus), capital, or assets with respect to such Series held by the Trustees as they deem proper with any
                                                                --------
expenses being borne solely by a class of Shares of any Series being reflected
------------------------------------------------------------------------------
in the net profits or other assets being distributed to such class. Such
------------------------------------------------------------------
distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders of any Series additional Shares of such Series issuable hereunder in such manner, at such times, and on such
            ------------------
terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders of any Series such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate for such Series.

  Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

  9.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per share net asset value of the Trust's shares or net income, or the declaration and payment of dividends and distributions as they [may] deem necessary or desirable or to enable the Trust to comply with any provision of the 1940 Act, including any rule or regulation adopted pursuant to Section 22 of the 1940 Act
-------------------------------------------------------------------------------
by the Commission or any securities association registered under the Securities
-----------------
Exchange Act of 1934, [or any order of exemption issued by said Commission] all as in effect now or hereafter amended or modified.

  Sections 10.1 and 10.2 of Article X of the Declaration of Trust are proposed to be amended in their entirety to read as follows:

  10.1. Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract of a Series as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3;
(iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or [by] the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. [Any matter affecting a particular Series, including without limitation matters affecting the advisory or management arrangements or investment policies or restrictions of a Series, shall not be deemed to have been effectively acted upon unless approved by the required vote of the Shareholders of such Series. Notwithstanding the foregoing, to the extent permitted by the 1940 Act, each Series shall not be required to vote separately on the selection of independent public accountants, the election of Trustees and any submission with respect to a contract with a principal underwriter or distributor.] If the Shares of a
                                                         ------------------
Series shall be divided into classes as provided in Article VI hereof, the
--------------------------------------------------------------------------
Shares of each class shall have identical voting rights except that the
-----------------------------------------------------------------------
Trustees, in their discretion, may provide a class of a Series with exclusive
-----------------------------------------------------------------------------
voting rights with respect to matters related to expenses being borne solely by
-------------------------------------------------------------------------------
such class whether or not Shares of such class are issued and outstanding.
-------------------------------------------------------------------------

  10.2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders of any Series holding in the aggregate not less than 10% of the outstanding Shares of such Series having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. The holders of a majority of the outstanding Shares of each Series present in person or by proxy shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting of a particular Series, the affirmative vote of a majority of the Shares of each Series represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law, the Declaration or by the By-Laws of the Trust requires a greater number of affirmative votes. If the Shares of any
                                                      --------------------
Series shall be divided into
----------------------------
classes with a class having exclusive voting rights with respect to certain matters, the aforesaid quorum and voting requirements with respect to action to be taken by the Shareholders of the class of such Series on such matters shall be applicable only to the Shares of such class.

  Section 11.2 of Article XI of the Declaration is proposed to be amended in its entirety to read as follows:

  11.2. Termination.

  (a) The Trust may be terminated by the affirmative vote of the holders of not less than two-thirds of the Shares of each Series of the Trust at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares. Any Series may be so terminated by vote or written consent of not less than two-thirds of the Shares of such Series. Upon the termination of the Trust or any Series,

    (i) The Trust or such Series shall carry on no business except for the purpose of winding up its affairs.

    (ii) The Trustees shall proceed to wind up the affairs of the Trust or such Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or such Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or such Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or [any] part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by vote or consent of the holders of a majority of the Shares entitled to vote.

    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property of any Series, in cash or in kind or partly each, among the Shareholders of such Series and each class of such Series, according to their respective rights taking into account the proper allocation of expenses being borne solely by any Series or any class of Shares of a Series.

  (b) After termination of the Trust or [any] a Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon [thereunder] cease. Upon termination of any Series, the Trustees shall thereupon be discharged from all further liabilities and duties with respect to such Series, and the rights and interests of all Shareholders of such Series shall thereupon cease.

                                                                      EXHIBIT B

                            INVESTMENT RESTRICTIONS

  Set forth below are the current investment restrictions of the Fund. The text of the investment restrictions that are proposed to be revised, as discussed in Item 4 in the Proxy Statement, are italicized.

From the Prospectus:

  The Fund may not

    1. purchase any securities other than (i) money market and (ii) other securities described under "Investment Objectives and Policies;"

    2. invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, Government agency securities, or domestic bank money instruments);

    3. purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value or its total assets (taken at market value) would be invested in such issuer, except that in the case of bank money instruments, repurchase agreements and purchase and sale contracts with any one bank up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation but shall instead be subject to a limitation of 15% of the value of its total assets; and

    4. enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days.

From the Statement of Additional Information:

  The Fund may not

    1. make investments for the purpose of exercising control or management;

    2. underwrite securities issued by other persons;

    3. purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

    4. purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

    5. purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

    6. make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

    7. make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (8) below;

    8. lend its portfolio securities other than as provided in the guidelines set forth below, or in excess of 33 1/3% of its total assets, taken at market value;

    9. borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (The borrowing provisions shall not apply to reverse repurchase agreements.) Usually only "leveraged" investment companies may borrow in excess of 5% of their assets, however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income;

    10. mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above) as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets, taken at market value;

    11. invest in securities for which no readily available market exists if more than 10% of its total assets (taken at market value) would be invested in such securities;

    12. invest in securities with legal or contractual restrictions on resale (except for repurchase agreements or purchase and sale contracts), or in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities;

    13. enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements and borrowings permitted in (9) above would exceed 33 1/3% of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     Merrill Lynch Retirement Series Trust
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                ---------------

                                     PROXY

          This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Barbara
G. Fraser as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of beneficial interest of Merrill Lynch Retirement Reserves Money Fund (the "Fund") held of record by the undersigned on December 30, 1997 at the special meeting of shareholders of the Fund to be held on January 28, 1998, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for proposals 1, 2, 3 and 4.

                                (Continued and to be signed on the reverse side)

Please mark boxes [ ] or [X] in blue or black ink

1.   ELECTION OF TRUSTEES              WITHHOLD AUTHORITY

FOR all nominees listed below          to vote for all nominees listed below [_]

(Except as marked to the contrary below) [_]



(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud and Arthur Zeikel.


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust to serve for the current fiscal year.

     FOR [_]               AGAINST [_]               ABSTAIN [_]

3.   Proposal to amend the Declaration of Trust of the Trust.

     FOR [_]               AGAINST [_]               ABSTAIN [_]

4. Proposals to amend certain of the Fund's fundamental investment restrictions.

     A.      Regarding investment in other investment companies

     FOR [_]               AGAINST [_]               ABSTAIN [_]

     B.      Regarding short sales of securities

     FOR [_]               AGAINST [_]               ABSTAIN [_]

     C. Regarding investment in restricted securities and "unseasoned" issuers

     FOR [_]               AGAINST [_]               ABSTAIN [_]

     D.      Regarding investment in real estate and commodities

     FOR [_]               AGAINST [_]               ABSTAIN [_]


5. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated:                            , 1998
                                             ----------------------------

                                       x
                                        ---------------------------------------
                                                       Signature


                                       x
                                        ---------------------------------------
                                               Signature, if held jointly